DERIVATIVE WARRANT LIABILITY	12 Months Ended
Dec. 31, 2023
Derivative Warrant Liability [Abstract]
DERIVATIVE WARRANT LIABILITY [Text Block]

10.          DERIVATIVE WARRANT LIABILITY

The Company's derivative warrant liability arises as a result of the issuance of warrants exercisable in CAD (Note 11(c)). As the denomination is different from the Company's USD functional currency, the Company recognizes a derivative liability for these warrants and remeasures the liability at the end of each reporting period.

Changes in respect of the Company's derivative warrant liability are as follows:

Balance, December 31, 2020	$-
Fair value of warrants issued	925,737
Fair value of adjustment	(658,626)
Balance, December 31, 2021	267,111
Fair value of adjustment	(263,446)
Balance, December 31, 2022	$3,665
Fair value of adjustment	(3,665)
Balance, December 31, 2023	$-

Valuation of the derivative warrant liability requires the use of highly subjective estimates and assumptions. The expected volatility used is based on the Company's historical share prices. The risk-free interest rate for the periods within the expected life of the warrants is based on Canadian government benchmark bond with an approximate equivalent term. The expected life is based on the contractual term. Changes in the underlying assumptions can materially affect the fair value estimates.

The Company uses an option pricing model to estimate the liability's fair value. The following weighted average assumptions were used:

	As of December 31,		At Issuance -
	2022	2021	March 4, 2021
Risk-free interest rate	4.06%	0.95%	0.28%
Expected live	0.17 years	1.17 years	2.00 years
Annualized volatility	87.88%	96.32%	81.02%
Dividend yield	0.00%	0.00%	0.00%
Fair value per warrant	$0.001	$0.79	$0.261

On March 4, 2023, all of the warrants expired unexercised. As a result, the Company revalued the derivative liability to $Nil and recorded a fair value gain of $3,665.